Supplement to First Symetra Focus Prospectus
             dated May 1, 2008, as supplemented

               Supplement dated May 19, 2008


The following is added after the first paragraph of Section 6 -
Taxation of Annuity Payments.

OPTIONAL BENEFIT RIDER - NON-QUALIFIED CONTRACTS

We do not believe that the fees associated with the optional benefit provided under the contract should be treated as taxable withdrawals. However, it is possible that the IRS may take the position that fees deducted for the optional benefit rider are deemed to be taxable distributions to you. In particular, the IRS may treat fees deducted for the option benefit rider as taxable withdrawals, which might also be subject to a tax penalty if withdrawn prior to age 59 1/2.